Exhibit 10.9

SPOUSAL CONSENT

配偶同意函

I, Yang YU, am the lawful spouse of Liang ZHANG. I hereby acknowledge fully and consent unconditionally and irrevocably that a certain percentage of the equity interest in Shenzhen Lanting Huitong Technology Ltd. that is held by and registered in the name of my spouse shall be disposed of pursuant to the arrangements under the Equity Disposal Agreement and the Share Pledge Agreement, which were executed by my spouse on June 9, 2011.

本人，于阳，张良之合法配偶，在此充分认可且无条件地、不可撤销地同意：本人配偶所持有的并登记于其名下的深圳市兰亭汇通科技有限公司一定比例之股权，应将按照本人配偶于2011年6月9日签署的《股权处置协议》及《股份质押协议》项下之安排进行处分。

I further undertake not to take any action against the above arrangements, including making any claim that such equity interest constitutes my property or community property between myself and my spouse or any relevant rights or interests in connection with such equity interest.

本人进一步保证任何行事不得与上述安排相悖，包括不得主张上述股权构成本人财产或夫妻共同财产以及任何其他与上述股权可能相关的权利或权益。

/s/Yang Yu
于阳 / Yang YU

日期/Date: June 9, 2011

SPOUSAL CONSENT

配偶同意函

I, Wen XU, am the lawful spouse of Jun LIU. I hereby acknowledge fully and consent unconditionally and irrevocably that a certain percentage of the equity interest in Shenzhen Lanting Huitong Technology Ltd. that is held by and registered in the name of my spouse shall be disposed of pursuant to the arrangements under the Equity Disposal Agreement and the Share Pledge Agreement, which were executed by my spouse on June 9, 2011.

本人，徐雯，刘俊之合法配偶，在此充分认可且无条件地、不可撤销地同意：本人配偶所持有的并登记于其名下的深圳市兰亭汇通科技有限公司一定比例之股权，应将按照本人配偶于2011年6月9日签署的《股权处置协议》及《股份质押协议》项下之安排进行处分。

I further undertake not to take any action against the above arrangements, including making any claim that such equity interest constitutes my property or community property between myself and my spouse or any relevant rights or interests in connection with such equity interest.

本人进一步保证任何行事不得与上述安排相悖，包括不得主张上述股权构成本人财产或夫妻共同财产以及任何其他与上述股权可能相关的权利或权益。

/s/Wen Xu
徐雯 / Wen XU

日期/Date: June 9, 2011